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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):    May 2, 2000
                                                           -----------------



                            C-Cube Semiconductor Inc.
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             (Exact name of registrant as specified in its charter)

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
        Delaware                             000- 28695                              77-0192108
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(State or other jurisdiction                (Commission                             (IRS Employer
    of incorporation)                       File Number)                         Identification No.)
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
   1778 McCarthy Blvd., Milpitas, CA                                    95035
(Address of principal executive offices)                              (Zip Code)
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Registrant's telephone number, including area code:      (408) 490-8000
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     (b) On May 2, 2000, C-Cube Microsystems Inc., a Delaware corporation ("C-Cube") entered into a Promissory Note, a Pledge Agreement and a Parent Guaranty (the "Financing Agreements") with C-Cube Semiconductor Inc., a Delaware corporation ("Semi") and C-Cube Semiconductor II Inc., a Delaware corporation and a subsidiary of Semi ("Semi II"). The Promissory Note has been executed by Semi II in favor of C-Cube and is guaranteed by Semi pursuant to the Parent Guaranty which is secured by the pledge of the stock of Semi II owned by Semi. The amount of the debt under the Promissory Note will be determined by the amount of the tax liability arising in connection with the distribution of the stock of Semi by C-Cube less available cash reserves set aside for such tax liability. This tax liability will be calculated using the volume-weighted average trading price of Semi Common Stock on May 3, 2000, which will be the first day Semi trades on the Nasdaq National Market. If the calculation had been made using the closing price of Semi Common Stock trading on a when-issued basis on May 2, 2000, or $24.31 per share, the amount of the debt under the Promissory Note would have been approximately $200 million. Copies of the Financing Agreements are attached hereto as Exhibits 2.1, 2.2 and 2.3 and incorporated herein by reference.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.
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
        99.1     Promissory Note dated May 2, 2000.

        99.2 Pledge Agreement between C-Cube Microsystems Inc. and C-Cube Semiconductor Inc. dated May 2, 2000.

        99.3 Parent Guaranty between C-Cube Microsystems Inc. and C-Cube Semiconductor Inc. dated May 2, 2000.
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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 3, 2000                     C-CUBE SEMICONDUCTOR INC.


                                       Name   /s/ UMESH PADVAL
                                              -------------------------------
                                       Title  President and
                                              Chief Executive Officer
                                              -------------------------------


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                                INDEX TO EXHIBITS

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
Exhibit
Number           Description of Document
-------          -----------------------
 99.1     Promissory Note dated May 2, 2000.

 99.2 Pledge Agreement between C-Cube Microsystems Inc. and C-Cube Semiconductor Inc. dated May 2, 2000.

 99.3 Parent Guaranty between C-Cube Microsystems Inc. and C-Cube Semiconductor Inc. dated May 2, 2000.
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